Distribution of Profits	12 Months Ended
Dec. 31, 2011
Distribution of Profits [Abstract]
Distribution of Profits
29.	Distribution of Profits

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprise, the Company’s PRC subsidiaries are required to make appropriations to non-distributable reserves. The general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end), after offsetting accumulated losses from prior years, until the accumulative amount of such reserve fund reaches 50% of their registered capital. The general reserve fund can only be used to increase the registered capital and eliminate future losses of the respective companies under PRC regulations. The staff welfare and bonus reserve is determined by the Board of Directors and used for the collective welfare of the employee of the subsidiaries. The enterprise expansion reserve is for the expansion of the subsidiaries’ operations and can be converted to capital subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law. In 2011, 2010 and 2009, the Company did not make any appropriation to non-distributable reserves. As of December 31, 2011, the accumulated non-distributable reserve was $30 million.

In addition, due to restrictions on the distribution of share capital and additional paid-in capital from the Company’s PRC subsidiaries, the PRC subsidiaries’ share capital and additional paid-in capital of $3,412 million at December 31, 2011 is considered restricted.

As a result of these PRC laws and regulations, as of December 31, 2011, reserve and capital of approximately $3,442 million was not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.

In 2011, 2010 and 2009, the Company did not declare or pay any cash dividends on the ordinary shares.